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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-11237 of General Growth Properties, Inc. on Form S-8 of our report dated June 13, 2003, appearing in this Annual Report on Form 11-K of the General Growth Management Savings and Employee Stock Ownership Plan for the year ended December 31, 2002.


Deloitte & Touche LLP


Chicago, Illinois
June 26, 2003